SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2003

CLEVELAND-CLIFFS INC

(Exact name of registrant as specified in its charter)

OHIO	1-8944	34-1464672

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (216-694-5700)

(Former name or former address, if changed since last report)

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

Exhibit
Number	Exhibit:

99(a)	Cleveland-Cliffs Inc published a News Release on July 30, 2003, “Cleveland-Cliffs Reports Results for Second Quarter 2003.”	Filed Herewith

ITEM 12. Results of Operations and Financial Condition

On July 30, 2003, Cleveland-Cliffs Inc issued a news release announcing the unaudited financial results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ Donald J. Gallagher

Name: Title:	Donald J. Gallagher Senior Vice President and Chief Financial Officer and Treasurer

Dated:     July 30, 2003

INDEX TO EXHIBITS

Exhibit
Number	Exhibit:

99(a)	Cleveland-Cliffs Inc published a News Release on July 30, 2003, “Cleveland-Cliffs Reports Results for Second Quarter 2003.”	Filed Herewith